                                                                   EX.99.906CERT

EXHIBIT (b)

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Guinness Atkinson Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Guinness Atkinson Funds for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Guinness Atkinson Funds for the stated period.


 /s/ James J. Atkinson, Jr.                /s/ Eric M. Banhazl
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James J. Atkinson, Jr.                    Eric M. Banhazl
President, Guinness Atkinson Funds        Treasurer, Guinness Atkinson Funds

Dated:    March 8, 2004
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Guinness Atkinson Funds for purposes of the Securities Exchange Act of 1934.